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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Goodrich Petroleum Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter G. Goodrich, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirement of section 13 (a) or 15
          (d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material aspects, the financial condition and results of operations in the Company.

                                        /s/ Walter G. Goodrich
                                        ----------------------------------
                                        Walter G. Goodrich
                                        Chief Executive Officer
                                        March 27, 2003